                                                                                        Exhibit 99.1

NEWS RELEASE

JDSU Names Industry Veteran Helmut Berg
to Lead Communications Test & Measurement Business

Milpitas, Calif., May 17, 2007 -- JDSU today announced that Helmut Berg has been appointed to lead its Communications Test & Measurement business, replacing John Peeler who has announced his plans to leave the company in June.

Berg has served JDSU CommTest for 14 years in a variety of senior executive positions, most recently as senior vice president of its Lab & Production product division. Berg will now report to Kevin Kennedy, JDSU’s president and chief executive officer, and will oversee the Communications Test and Measurement senior management team.

Since joining the company in 1993, Helmut has led the conceptualization and development of some of JDSU’s most successful test and measurement innovations and managed every product line across its Lab & Production, Field Service and Service Assurance Solutions portfolio. He also served on the Board of the Alliance for Telecommunications Industry Solutions (ATIS).

“We are very pleased to have the established leadership and experience of Helmut Berg managing JDSU’s Communications Test and Measurement business as we continue to capitalize on our strong market leadership in this segment,” said Kennedy. “We also want to thank John Peeler for his dedication, significant contributions and years of service and support of JDSU.”

“I am proud to have been a part of this great team and look forward to taking on new challenges in a new industry,” said Peeler. “I leave JDSU’s Communications Test and Measurement business knowing that it is in good hands and well positioned to build on its long history of test and measurement innovation and leadership.”

About JDSU
JDSU (NASDAQ: JDSU; and TSX: JDU) is committed to enabling broadband & optical innovation in the communications, commercial and consumer markets. JDSU is a leading provider of communications test and measurement solutions and optical products for telecommunications service providers, cable operators, and network equipment manufacturers. Furthermore, JDSU is the leading provider of innovative optical solutions for medical/environmental instrumentation, semiconductor processing, display, brand authentication, aerospace and defense, and decorative applications. More information is available at www.jdsu.com.

Contact Information
Investors:  Jacquie Ross, 408-546-4445 or investor.relations@jdsu.com
Press:  Kathleen Greene, 408-546-5852 or kathleen.greene@jdsu.com/Bernie Tylor, 240-404-1913 or bernie.tylor@jdsu.com

Forward Looking Statements

The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934. These statements include: (i) any anticipation or guidance as to future financial performance; (ii) any statement or implication that JDSU’s markets and/or JDSU’s share thereof will grow, grow at the rate predicted by third parties, or that (iii) JDSU’s products will be successfully introduced or marketed, will be qualified and purchased by our customers, or will perform to any particular specifications or performance or reliability standards. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected.   In particular, the Company's ability to predict future financial performance continues to be difficult due to, among other things: (a) continuing general limited visibility across many of our product lines; (b) the ongoing potential for significant quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin range across our portfolio; (c) continuing consolidation affecting our customer base, which, in the shorter term limits demand visibility, and, in the longer term, could reduce our business potential; (d) average selling prices continue to decline across our traditional Optical Communications and our Advanced Optical Technologies and Commercial Lasers businesses; (e) we and many of our Optical Communications suppliers continue to experience execution and delivery challenges which limit our revenue and impair our profitability; (f) our Communications Test and Measurement business is notable for a significant level of in-quarter book-and-ship business, further limiting our forecasting abilities; (g) we are currently engaged in various product and manufacturing transfers, site consolidations and product discontinuances; and (h) Optical Communications customer supply chain and inventory rationalization initiatives could further limit our demand visibility.

For more information on these and other risks affecting the Company's business, please refer to the “Risk Factors” section included in the Company's Annual Report on Form 10-K for the year ended June 30, 2006 filed with the Securities and Exchange Commission, as well as in other filings on Forms 10-Q. The forward-looking statements contained in this news release are made as of the date hereof and the Company does not assume any obligation to update the reasons why actual results could differ materially from those projected in the forward-looking statements.